**PRELIMINARY**
                           $930,000,000 (APPROXIMATE)
                       ASSET BACKED SECURITIES CORPORATION
                     HOME EQUITY LOAN TRUST, SERIES 1999-LB1

                         TERM SHEET DATED JUNE 30, 1999
                       ASSET BACKED SECURITIES CORPORATION
                                    DEPOSITOR
                 CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
                                     SELLER
                           LONG BEACH MORTGAGE COMPANY
                               ORIGINATOR/SERVICER

                                HOME EQUITY LOANS

          The Home Equity Loans consist of both fixed rate and adjustable rate, first lien, closed-end home equity loans. The adjustable rate loans are subject to semi-annual interest rate adjustments after an initial six month, twenty-four month, or thirty-six month period (the "Adjustable Rate Home Equity Loans"). All Home Equity Loans which are not Adjustable Rate Loans are referred to herein as "Fixed Rate Home Equity Loans". The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

          The following pool of Home Equity Loans represents a statistical summary of the final pool of Home Equity Loans that will be sold to the Trust at Closing. The final pool of Home Equity Loans will differ slightly from the exact pool underlying the summary characteristics of the Home Equity Loans shown below, however the issuer does not expect that the characteristics of the final pool of Home Equity Loans will vary materially from those of the Home Equity Loans herein.



-------------------
          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                               GROUP F: SUBGROUP I

                     FIXED RATE CONFORMING HOME EQUITY LOANS
Number of Loans:                               2,430
Wgt. Avg. Contract Rate:                      10.16%
Range of Rates:                       7.00% - 13.99%
Wgt. Avg. Orig. Maturity:              338.98 months
Wgt. Avg. Rem. Maturity:               333.44 months
Avg. Rem. Principal Balance:                  74,046
Wgt. Avg. LTV:                                73.70%


                 PRINCIPAL BALANCES AT ORIGINATION OF THE LOANS
                                                                                     % of Subgroup I
Original                     Number of               Aggregate Original              Loans by Original
Principal Balance             Loans                  Principal Balance              Principal Balance

$ 10,000.01 -$20,000.00         64              $     1,117,338                       0.62%
$ 20,000.01 -$30,000.00        210                    5,479,005                       3.03
$ 30,000.01 -$40,000.00        336                   11,863,921                       6.56
$ 40,000.01 -$50,000.00        320                   14,549,885                       8.05
$ 50,000.01 -$60,000.00        298                   16,508,690                       9.13
$ 60,000.01 -$70,000.00        215                   14,063,338                       7.78
$ 70,000.01 -$80,000.00        172                   12,930,397                       7.15
$ 80,000.01 -$90,000.00        138                   11,766,043                       6.51
$ 90,000.01 -$100,000.00       120                   11,506,446                       6.37
$100,000.01 -$110,000.00       101                   10,582,149                       5.85
$110,000.01 -$120,000.00        90                   10,393,862                       5.75
$120,000.01 -$130,000.00        77                    9,635,069                       5.33
$130,000.01 -$140,000.00        60                    8,103,030                       4.48
$140,000.01 -$150,000.00        37                    5,371,270                       2.97
$150,000.01 -$160,000.00        25                    3,882,068                       2.15
$160,000.01 -$170,000.00        28                    4,631,920                       2.56
$170,000.01 -$180,000.00        30                    5,280,060                       2.92
$180,000.01 -$190,000.00        24                    4,433,435                       2.45
$190,000.01 -$200,000.00        21                    4,082,440                       2.26
$200,000.01 -$210,000.00        18                    3,713,950                       2.05
$210,000.01 -$220,000.00        16                    3,449,495                       1.91
$220,000.01 -$230,000.00        11                    2,464,400                       1.36
$230,000.01 -$240,000.00         9                    2,106,100                       1.17
$240,000.01 -$250,000.00         3                      735,300                       0.41
$250,000.01 -$350,000.00         6                    1,771,500                       0.98
$350,000.01 -$450,000.00         1                      360,000                       0.20
                             -------              --------------                   ---------
Total(1)                     2,430                 $180,781,110                     100.00%
                             ======               ==============                   =========

---------------
(1) Percentages may not add to 100% due to rounding.



                                      CURRENT PRINCIPAL BALANCES OF THE LOANS
                                                                                         % of Subgroup I
Remaining                        Number of               Aggregate Remaining             Loans by Remaining
Principal Balance                  Loans                  Principal Balance              Principal Balance

 $10,000.01  - $20,000.00            65                 $     1,126,925                   0.63%
 $20,000.01  - $30,000.00           215                       5,595,056                   3.11
 $30,000.01  - $40,000.00           336                      11,833,702                   6.58
 $40,000.01  - $50,000.00           319                      14,464,943                   8.04
 $50,000.01  - $60,000.00           295                      16,306,413                   9.06
 $60,000.01  - $70,000.00           216                      14,097,401                   7.84
 $70,000.01  - $80,000.00           171                      12,814,676                   7.12
 $80,000.01  - $90,000.00           138                      11,742,398                   6.53
 $90,000.01  -$100,000.00           121                      11,584,792                   6.44
$100,000.01  -$110,000.00            99                      10,357,325                   5.76
$110,000.01  -$120,000.00            90                      10,357,167                   5.76
$120,000.01  -$130,000.00            78                       9,745,481                   5.42
$130,000.01  -$140,000.00            61                       8,232,294                   4.58
$140,000.01  -$150,000.00            35                       5,075,352                   2.82
$150,000.01  -$160,000.00            26                       4,032,792                   2.24
$160,000.01  -$170,000.00            28                       4,636,824                   2.58
$170,000.01  -$180,000.00            29                       5,095,677                   2.83
$180,000.01  -$190,000.00            25                       4,610,711                   2.56
$190,000.01  -$200,000.00            19                       3,682,520                   2.05
$200,000.01  -$210,000.00            18                       3,694,787                   2.05
$210,000.01  -$220,000.00            18                       3,875,649                   2.15
$220,000.01  -$230,000.00            10                       2,245,377                   1.25
$230,000.01  -$240,000.00             8                       1,869,127                   1.04
$240,000.01  -$250,000.00             3                         732,136                   0.41
$250,000.01  -$350,000.00             6                       1,766,134                   0.98
$350,000.01  -$450,000.00             1                         356,214                   0.20
                                  -------                  --------------              --------
   Total(1)                       2,430                     $179,931,873                100.00%
                                  =======                  ==============              ========

  -------------
  (1)     Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                                                                                         % of Subgroup I
                                 Number of                Aggregate Remaining         Loans by Remaining Principal
State                             Loans                    Principal Balance                Balance
Alabama                             142                    $ 7,779,552                        4.32%
Alaska                                6                        685,075                        0.38
Arizona                              24                      2,029,474                        1.13
Arkansas                             12                        606,675                        0.34
California                          342                     36,414,893                       20.24
Colorado                             66                      5,946,199                        3.31
Connecticut                          15                      1,621,984                        0.90
Florida                             169                     11,499,822                        6.39
Georgia                              28                      1,580,604                        0.88
Hawaii                               39                      7,493,953                        4.17
Idaho                                28                      1,741,225                        0.97
Illinois                             74                      5,539,825                        3.08
Indiana                              59                      3,140,245                        1.75
Iowa                                 39                      2,122,790                        1.18
Kansas                                4                        212,705                        0.12
Louisiana                           147                      7,360,970                        4.09
Maine                                 4                        186,694                        0.10
Maryland                              9                        816,310                        0.45
Massachusetts                        15                      1,404,094                        0.78
Michigan                             82                      5,253,256                        2.92
Minnesota                            26                      1,991,309                        1.11
Mississippi                          35                      2,029,868                        1.13
Missouri                             39                      2,173,802                        1.21
Montana                               9                        596,317                        0.33
Nebraska                             30                      1,761,649                        0.98
Nevada                               19                      2,157,407                        1.20
New Hampshire                         1                         49,968                        0.03
New Jersey                           13                        977,324                        0.54
New Mexico                           11                        996,627                        0.55
New York                            154                     13,845,181                        7.70
North Carolina                       11                        781,157                        0.43
North Dakota                          1                        119,319                        0.07
Ohio                                 62                      3,508,784                        1.95
Oklahoma                             78                      3,628,872                        2.02
Oregon                               56                      4,481,775                        2.49
Pennsylvania                         76                      3,737,008                        2.08
Rhode Island                          4                        211,569                        0.12
South Carolina                       32                      2,064,710                        1.15
South Dakota                          7                        449,809                        0.25
Tennessee                            54                      3,899,702                        2.17
Texas                               283                     17,253,271                        9.59
Utah                                 19                      1,751,855                        0.97
Vermont                               1                        142,203                        0.08
Virginia                             29                      2,107,626                        1.17
Washington                           43                      3,762,821                        2.09
Washington D C                        1                        127,305                        0.07
West Virginia                         2                        196,290                        0.11
Wisconsin                            24                      1,416,697                        0.79
Wyoming                               6                        275,305                        0.15
                                 -------                 -----------------                ---------
Total(1)                          2,430                   $179,931,873                      100.00%
                                 =======                 =================                =========

-----------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                        CURRENT MORTGAGE RATES OF THE LOANS
                                                                                         % of Subgroup I
                                  Number of                    Aggregate                 Loans by Remaining
     Mortgage Rates                 Loans                      Remaining                  Principal Balance
                                                          Principal Balance

     7.000% to  7.499%                 7                     $   977,339                  0.54%
     7.500% to  7.999%                15                       1,667,591                  0.93
     8.000% to  8.499%                68                       8,074,671                  4.49
     8.500% to  8.999%               291                      31,038,494                 17.25
     9.000% to  9.499%               150                      13,638,073                  7.58
     9.500% to  9.999%               518                      41,409,737                 23.01
    10.000% to 10.499%               219                      15,034,185                  8.36
    10.500% to 10.999%               416                      28,696,278                 15.95
    11.000% to 11.499%               180                      10,687,408                  5.94
    11.500% to 11.999%               234                      13,335,140                  7.41
    12.000% to 12.499%               121                       6,095,539                  3.39
    12.500% to 12.999%               157                       6,970,222                  3.87
    13.000% to 13.499%                40                       1,710,387                  0.95
    13.500% to 13.999%                14                         596,810                  0.33
                                   ------                 ----------------            ----------
Total(1)                           2,430                    $179,931,873               100.00%
                                   =====                  ================            ==========

--------------
(1) Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                           REMAINING MONTHS TO MATURITY THE LOANS
                                                                                      % of Subgroup I
                               Number of                    Aggregate                 Loans by Remaining
Months Remaining                 Loans                      Remaining                 Principal Balance
                                                         Principal Balance
  61 to  120                        12                    $    557,656                    0.31%
 121 to  180                       340                      18,614,323                   10.35
 181 to  300                        43                       2,479,178                    1.38
 301 to  360                     2,035                     158,280,716                   87.97
                                ------                   --------------                ----------
Total(1)                         2,430                    $179,931,873                  100.00%
                                ======

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                     ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS
                                                                                          % of Subgroup I
Loan-to-                           Number of                    Aggregate                 Loans by Remaining
Value Ratio                          Loans                      Remaining                  Principal Balance
                                                            Principal Balance

  50.00%  or less                     227                   $    12,433,852                    6.91%
  50.01%  to 55.00%                    63                         4,153,861                    2.31
  55.01%  to 60.00%                   137                        10,124,842                    5.63
  60.01%  to 65.00%                   202                        14,053,798                    7.81
  65.01%  to 70.00%                   308                        19,756,164                   10.98
  70.01%  to 75.00%                   376                        25,222,399                   14.02
  75.01%  to 80.00%                   562                        44,596,801                   24.79
  80.01%  to 85.00%                   396                        35,169,869                   19.55
  85.01%  to 90.00%                   159                        14,420,288                    8.01
                                    -----                    ----------------             ------------
  Total(1)                          2,430                      $179,931,873                 100.00%
                                    =====

  ---------------
(1) Percentages may not add to 100% due to rounding.


                                          LOAN PROGRAM OF THE LOANS
                                                                                            % of Subgroup I
                                    Number of               Aggregate Remaining            Loans by Remaining
Program                               Loans                 Principal Balance              Principal Balance
  Fast Trac                              85                  $     7,510,765                 4.17%
  Full Documentation                  1,822                      133,608,493                74.26
  Stated Income                         523                       38,812,615                21.57
                                      -----                  ----------------            -----------
  Total(1)                            2,430                      $179,931,873               100.00%
                                      =====                  =================           ============

  ---------------
(1)  Percentages may not add to 100% due to rounding.

                                               PURPOSE OF THE LOANS

                                                                                                     % of Subgroup I
                                     Number of                      Aggregate Remaining            Loans by Remaining
Purpose                               Loans                           Principal Balance              Principal Balance

  Purchase                              602                           $    40,517,758                 22.52%
  Refinance -  No Cash Out              472                                39,877,619                 22.16
  Refinance Equity Take-Out           1,356                                99,536,495                 55.32
                                      -----                           -----------------            -----------
  Total(1)                            2,430                              $179,931,873               100.00%
                                      =====                           =================            ===========

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                           RISK CATEGORY OF THE LOANS

                                                                                % of Subgroup I
                          Number of               Aggregate Remaining          Loans by Remaining
Risk Category              Loans                  Principal Balance            Principal Balance

A-                         1,242                 $   106,205,028                  59.03%
B                            380                      26,132,202                  14.52
B-                           301                      20,567,931                  11.43
C                            361                      18,440,460                  10.25
D                            146                       8,586,252                   4.77
                           -----                 ---------------                 --------

Total(1)                   2,430                    $179,931,873                 100.00%
                           =====                 ===============                 ========

---------------
(1)  Percentages may not add to 100% due to rounding.

                           PROPERTY TYPES OF THE LOANS

                                                                                           % of Subgroup I
                                     Number of             Aggregate Remaining            Loans by Remaining
Property Type                         Loans                Principal Balance              Principal Balance

  2 to 4 units                          116                $     9,684,788                     5.38%
  Single Family                       2,314                    170,247,085                    94.62
                                      -----                ---------------                   -------

  Total(1)                            2,430                   $179,931,873                   100.00%
                                      =====                ===============                   =======

---------------
Percentages may not add to 100% due to rounding.

                          OCCUPANCY STATUS OF THE LOANS

                                                                                            % of Subgroup I
                                    Number of               Aggregate Remaining            Loans by Remaining
Occupancy Status                      Loans                  Principal Balance              Principal Balance

  Non-Owner Occupied                    267                   $   15,250,087                     8.48%
  Owner Occupied                      2,151                      163,819,587                    91.05
  Second Home                            12                          862,199                     0.48
                                      ------                  --------------                   ------

  Total(1)                            2,430                     $179,931,873                   100.00%
                                      =====                   ==============                   =======

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                              GROUP F: SUBGROUP II

                   FIXED RATE NON-CONFORMING HOME EQUITY LOANS

Number of Loans:                                                     388
Wgt. Avg. Contract Rate:                                           9.75%
Range of Rates:                                           7.25% - 13.50%
Wgt. Avg. Orig. Maturity:                                  353.84 months
Wgt. Avg. Rem. Maturity:                                   348.49 months
Avg. Rem. Principal Balance:                                    $135,099
Wgt. Avg. LTV:                                                    74.97%


                  PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

                                                                                     % of Subgroup II
Aggregate Original                    Number of           Aggregate Original         Loans by Original
Principal Balance                       Loans             Principal Balance          Principal Balance

     $0.01  -  $10,000.00                  2               $       20,000                    0.04%
$10,000.01  -  $20,000.00                 13                      220,635                    0.42
$20,000.01  -  $30,000.00                 29                      700,460                    1.33
$30,000.01  -  $40,000.00                 27                      964,935                    1.83
$40,000.01  -  $50,000.00                 38                    1,747,945                    3.32
$50,000.01  -  $60,000.00                 35                    1,927,430                    3.66
$60,000.01  -  $70,000.00                 29                    1,902,440                    3.61
$70,000.01  -  $80,000.00                 29                    2,156,405                    4.10
$80,000.01  -  $90,000.00                 18                    1,536,600                    2.92
$90,000.01  -  $100,000.00                15                    1,447,315                    2.75
$100,000.01 -  $110,000.00                16                    1,676,240                    3.18
$110,000.01 -  $120,000.00                 7                      816,328                    1.55
$120,000.01 -  $130,000.00                 6                      749,900                    1.42
$130,000.01 -  $140,000.00                 6                      822,500                    1.56
$140,000.01 -  $150,000.00                 4                      580,150                    1.10
$150,000.01 -  $160,000.00                 5                      787,290                    1.50
$160,000.01 -  $170,000.00                 2                      332,400                    0.63
$170,000.01 -  $180,000.00                 4                      702,200                    1.33
$180,000.01 -  $190,000.00                 4                      745,000                    1.42
$190,000.01 -  $200,000.00                 4                      786,600                    1.49
$200,000.01 -  $210,000.00                 2                      409,500                    0.78
$210,000.01 -  $220,000.00                 1                      220,000                    0.42
$220,000.01 -  $230,000.00                 1                      224,250                    0.43
$230,000.01 -  $240,000.00                 4                      944,550                    1.79
$240,000.01 -  $250,000.00                 9                    2,209,000                    4.20
$250,000.01 -  $350,000.00                42                   12,467,800                   23.68
$350,000.01 -  $450,000.00                28                   11,184,860                   21.24
$450,000.01 +                              8                    4,367,350                    8.30
                                       -----                  -----------                  ------

   Total(1)                              388                  $52,650,083                  100.00%
                                       =====                  ===========                  =======

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                     CURRENT PRINCIPAL BALANCE OF THE LOANS

                                                                                       % of Subgroup II
Remaining                            Number of          Aggregate Remaining            Loans by Remaining
Principal Balance                      Loans             Principal Balance              Principal Balance

     $0.01  -     $10,000.00             3               $     28,570                       0.06%
$10,000.01  -     $20,000.00            14                    237,611                       0.45
$20,000.01  -     $30,000.00            28                    675,926                       1.29
$30,000.01  -     $40,000.00            28                  1,000,474                       1.91
$40,000.01  -     $50,000.00            37                  1,696,928                       3.24
$50,000.01  -     $60,000.00            34                  1,870,840                       3.57
$60,000.01  -     $70,000.00            29                  1,895,979                       3.62
$70,000.01  -     $80,000.00            29                  2,151,402                       4.10
$80,000.01  -     $90,000.00            18                  1,532,883                       2.92
$90,000.01  -     $100,000.00           15                  1,441,915                       2.75
$100,000.01 -     $110,000.00           16                  1,672,335                       3.19
$110,000.01 -     $120,000.00            7                    814,836                       1.55
$120,000.01 -     $130,000.00            6                    748,121                       1.43
$130,000.01 -     $140,000.00            6                    820,269                       1.57
$140,000.01 -     $150,000.00            5                    726,050                       1.39
$150,000.01 -     $160,000.00            4                    635,330                       1.21
$160,000.01 -     $170,000.00            2                    331,922                       0.63
$170,000.01 -     $180,000.00            4                    700,234                       1.34
$180,000.01 -     $190,000.00            4                    743,593                       1.42
$190,000.01 -     $200,000.00            5                    985,144                       1.88
$200,000.01 -     $210,000.00            1                    207,645                       0.40
$210,000.01 -     $220,000.00            1                    219,697                       0.42
$220,000.01 -     $230,000.00            1                    223,970                       0.43
$230,000.01 -     $240,000.00            5                  1,181,124                       2.25
$240,000.01 -     $250,000.00            8                  1,964,457                       3.75
$250,000.01 -     $350,000.00           42                 12,417,555                      23.69
$350,000.01 -     $450,000.00           28                 11,138,756                      21.25
$450,000.01 +                            8                  4,354,674                       8.31
                                     -----               ------------                     ======

 Total(1)                              388                $52,418,242                     100.00%
                                     =====               ============                     =======

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                      % of Subgroup II
                                 Number of               Aggregate Remaining          Loans by Remaining
State                             Loans                  Principal Balance            Principal Balance

Alabama                              3                    $    562,885                       1.07%
Alaska                               1                          76,328                       0.15
Arizona                              6                         809,707                       1.55
Arkansas                             1                          30,653                       0.06
California                          88                      18,695,906                      35.67
Colorado                            22                       2,437,353                       4.65
Connecticut                          5                       1,077,121                       2.06
Florida                             83                       5,864,031                      11.19
Georgia                              3                       1,002,894                       1.91
Hawaii                              23                       2,808,362                       5.36
Idaho                                1                          86,134                       0.16
Illinois                             7                       1,051,424                       2.01
Indiana                              2                         111,193                       0.21
Iowa                                 1                          18,464                       0.04
Kentucky                             1                          52,795                       0.10
Louisiana                            5                         327,202                       0.62
Maryland                             1                         130,754                       0.25
Massachusetts                        3                         283,434                       0.54
Michigan                             6                         532,729                       1.02
Minnesota                            6                       1,152,556                       2.20
Mississippi                          2                         201,949                       0.39
Missouri                             2                          97,500                       0.19
Montana                              1                         114,579                       0.22
Nebraska                             1                          10,012                       0.02
Nevada                               4                         947,256                       1.81
New Jersey                           4                         791,248                       1.51
New Mexico                           4                         213,579                       0.41
New York                            17                       3,794,326                       7.24
North Carolina                       4                         219,027                       0.42
Ohio                                 2                         402,529                       0.77
Oklahoma                             2                          31,666                       0.06
Oregon                               9                       1,267,208                       2.42
Pennsylvania                         2                          48,165                       0.09
South Carolina                       5                         472,404                       0.90
Tennessee                            3                         182,901                       0.35
Texas                               44                       3,838,867                       7.32
Utah                                 3                         896,543                       1.71
Virginia                             2                         640,098                       1.22
Washington                           9                       1,136,461                       2.17
                                  ----                     -----------                     -------

Total(1)                           388                     $52,418,242                     100.00%
                                  ====                    ============                     =======

---------------

(1)       Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                                % of Subgroup II
                              Number of             Aggregate Remaining         Loans by Remaining
Mortgage Rates                  Loans                Principal Balance          Principal Balance

7.000%   to  7.499%              1                   $     289,904                   0.55%
7.500%   to  7.999%              7                       2,047,739                   3.91
8.000%   to  8.499%             17                       2,555,484                   4.88
8.500%   to  8.999%             79                      14,450,429                  27.57
9.000%   to  9.499%             17                       4,447,840                   8.49
9.500%   to  9.999%             91                      12,507,749                  23.86
10.000%  to 10.499%             21                       2,787,956                   5.32
10.500%  to 10.999%             72                       6,131,651                  11.70
11.000%  to 11.499%             20                       1,591,943                   3.04
11.500%  to 11.999%             32                       2,163,131                   4.13
12.000%  to 12.499%              7                       1,067,957                   2.04
12.500%  to 12.999%             18                       2,052,223                   3.92
13.000%  to 13.499%              5                         294,811                   0.56
13.500%  to 13.999%              1                          29,426                   0.06
                             -----                     -----------                  -----

   Total(1)                    388                     $52,418,242                 100.00%
                             =====                     ===========                 ========

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                                                 % of Subgroup II
                               Number of             Aggregate Remaining        Loans by Remaining
Months Remaining                 Loans                Principal Balance         Principal Balance

 121  to     180                   31                 $   1,646,590                  3.14%
 181  to     300                    4                       220,216                  0.42
 301  to     360                  353                    50,551,436                 96.44
                                  ---                  ------------                -------

  Total(1)                        388                   $52,418,242                100.00%
                                  ===                 =============                =======

---------------
(1)   Percentages may not add to 100% due to rounding.


                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                                          % of Subgroup II
Loan-to-                         Number of            Aggregate Remaining                Loans by Remaining
Value Ratio                        Loans              Prinicpal Balllance                Principal Balance

50.00%  or less                     32                 $   2,559,554                            4.88%
50.01%  to 55.00%                    6                       857,474                            1.64
55.01%  to 60.00%                   21                     3,405,023                            6.50
60.01%  to 65.00%                   22                     1,978,129                            3.77
65.01%  to 70.00%                   43                     6,046,867                           11.54
70.01%  to 75.00%                   56                     8,609,553                           16.43
75.01%  to 80.00%                  105                    13,035,771                           24.87
80.01%  to 85.00%                   78                    11,774,738                           22.46
85.01%  to 90.00%                   25                     4,151,134                            7.92
                                  ---

  Total(1)                         388                   $52,418,242                          100.00%
                                  ===

---------------
(1)   Percentages may not add to 100% due to rounding.


                            LOAN PROGRAM OF THE LOANS

                                                                                         % of Subgroup II
                                 Number of                Aggregate Remaining            Loans by Remaining
Program                           Loans                   Principal Balance             Principal Balance

Fast Trac                           12                     $   1,939,989                      3.70%
Full Documentation                 284                        40,476,554                     77.22
Stated Income                       92                        10,001,699                     19.08
                                  ----                     -------------                     -------

  Total(1)                         388                       $52,418,242                    100.00%
                                  ====                     =============                    ========

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                              PURPOSE OF THE LOANS

                                                                                             % of Subgroup II
                                    Number of               Aggregate Remaining             Loans by Remaining
Purpose                               Loans                  Principal Balance              Principal Balance

Purchase                                122                   $  11,874,592                      22.65%
Refinance - No Cash Out                  86                      14,223,958                      27.14
Refinance Equity Take-Out               180                      26,319,693                      50.21
                                       ----                   -------------                    --------

  Total(1)                             388                      $52,418,242                     100.00%
                                       ===                    =============                    =========

---------------
(1)      Percentages may not add to 100% due to rounding.


                           RISK CATEGORY OF THE LOANS

                                                                                       % of Subgroup II
                               Number of               Aggregate Remaining             Loans by Remaining
Risk Category                   Loans                  Principal Balance               Principal Balance

A-                               236                      $37,910,802                        72.32%
B                                 42                        4,060,862                         7.75
B-                                40                        4,088,726                         7.80
C                                 39                        2,786,457                         5.32
D                                 31                        3,571,395                         6.81
                                ----                      -----------                       -------

Total(1)                         388                      $52,418,242                       100.00%
                                ====                      ===========                       =======

---------------
(1)      Percentages may not add to 100% due to rounding.


                           PROPERTY TYPES OF THE LOANS

                                                                                         % of Subgroup II
                                Number of               Aggregate Remaining             Loans by Remaining
Property Type                    Loans                  Principal Balance              Principal Balance

2 to 4 units                       2                    $     755,374                       1.44%
Condo                            150                       11,052,406                      21.09
Manufactured Home                 68                        4,207,838                       8.03
PUD                               60                        6,605,366                      12.60
Single Family                    102                       29,313,280                      55.92
Townhouse                          6                          483,977                       0.92
                               -----                    -------------                     ------

  Total(1)                       388                      $52,418,242                     100.00%
                               =====                    =============                     =======

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                          OCCUPANCY STATUS OF THE LOANS


                                                                                         % of Subgroup II
                                 Number of               Aggregate Remaining            Loans by Remaining
Occupancy Status                   Loans                  Principal Balance              Principal Balance

  Non-Owner Occupied                35                     $   3,031,245                        5.78%
  Owner Occupied                   346                        48,896,359                       93.28
  Second Home                        7                           490,638                        0.94
                                  ----                     -------------                       -------

  Total(1)                         388                       $52,418,242                      100.00%
                                  ====                       ===========                      =======

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                               GROUP A: SUBGROUP I
                  ADJUSTABLE RATE CONFORMING HOME EQUITY LOANS

Number of Loans:                                       4,477
Wgt. Avg. Contract Rate:                               9.79%
Range of Rates:                               6.49% - 14.25%
Wgt. Avg. Orig. Maturity:                      359.46 months
Wgt. Avg. Rem. Maturity:                       355.22 months
Avg. Rem. Princ. Balance:                           $101,246
Wgt. Avg. LTV:                                        77.63%
Wgt. Avg. Margin                                       6.74%
Wgt. Avg. Life Floor                                   9.78%
Wgt. Avg. Life Cap                                    15.79%


                  PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

                                                                                              % of Subgroup I
Aggregate Original                  Number of                Aggregate Original              Loans by Original
Principal Balance                    Loans                  Principal Balance               Principal Balance

$10,000.01  -  $20,000.00               30                   $      537,843                         0.12%
$20,000.01  -  $30,000.00              123                        3,213,450                         0.71
$30,000.01  -  $40,000.00              247                        8,804,733                         1.94
$40,000.01  -  $50,000.00              308                       14,037,980                         3.09
$50,000.01  -  $60,000.00              384                       21,323,304                         4.69
$60,000.01  -  $70,000.00              370                       24,218,423                         5.33
$70,000.01  -  $80,000.00              370                       27,767,547                         6.11
$80,000.01  -  $90,000.00              344                       29,499,822                         6.49
$90,000.01  -  $100,000.00             349                       33,282,476                         7.33
$100,000.01 -  $110,000.00             315                       33,136,834                         7.29
$110,000.01  -  $120,000.00            300                       34,596,420                         7.61
$120,000.01  -  $130,000.00            193                       24,118,627                         5.31
$130,000.01  -  $140,000.00            187                       25,262,995                         5.56
$140,000.01  -  $150,000.00            154                       22,352,434                         4.92
$150,000.01  -  $160,000.00            139                       21,562,390                         4.75
$160,000.01  -  $170,000.00            113                       18,720,650                         4.12
$170,000.01  -  $180,000.00            115                       20,211,425                         4.45
$180,000.01  -  $190,000.00            103                       19,115,324                         4.21
$190,000.01  -  $200,000.00             89                       17,416,595                         3.83
$200,000.01  -  $210,000.00             61                       12,559,647                         2.76
$210,000.01  -  $220,000.00             54                       11,606,632                         2.56
$220,000.01  -  $230,000.00             63                       14,212,285                         3.13
$230,000.01  -  $240,000.00             47                       11,071,020                         2.44
$250,000.01  -  $350,000.00             19                        5,728,350                         1.26
                                     -----                     ------------                        -------
Total(1)                             4,477                     $454,357,206                       100.00%
                                     =====                     ============                       =======

-------------
(1) Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                     CURRENT PRINCIPAL BALANCE OF THE LOANS

                                                                                              % of Subgroup I
                                      Number of               Aggregate Remaining            Loans by Remaining
Principal Balance                       Loans                  Principal Balance              Principal Balance

$10,000.01   -  $20,000.00               30                   $      535,681                     0.12%
$20,000.01   -  $30,000.00              124                        3,228,248                     0.71
$30,000.01   -  $40,000.00              247                        8,796,312                     1.94
$40,000.01   -  $50,000.00              308                       14,015,058                     3.09
$50,000.01   -  $60,000.00              384                       21,284,565                     4.70
$60,000.01   -  $70,000.00              371                       24,244,735                     5.35
$70,000.01   -  $80,000.00              371                       27,803,899                     6.13
$80,000.01   -  $90,000.00              343                       29,372,379                     6.48
$90,000.01   -  $100,000.00             350                       33,331,608                     7.35
$100,000.01  -  $110,000.00             315                       33,090,780                     7.30
$110,000.01  -  $120,000.00             298                       34,306,483                     7.57
$120,000.01  -  $130,000.00             199                       24,852,374                     5.48
$130,000.01  -  $140,000.00             192                       25,968,107                     5.73
$140,000.01  -  $150,000.00             143                       20,773,063                     4.58
$150,000.01  -  $160,000.00             139                       21,527,113                     4.75
$160,000.01  -  $170,000.00             113                       18,686,503                     4.12
$170,000.01  -  $180,000.00             118                       20,706,546                     4.57
$180,000.01  -  $190,000.00             101                       18,718,226                     4.13
$190,000.01  -  $200,000.00              87                       16,994,978                     3.75
$200,000.01  -  $210,000.00              61                       12,533,101                     2.77
$210,000.01  -  $220,000.00              54                       11,578,605                     2.55
$220,000.01  -  $230,000.00              66                       14,865,856                     3.28
$230,000.01  -  $240,000.00              44                       10,352,967                     2.28
$250,000.01  -  $350,000.00              19                        5,712,460                     1.26
                                     -----                      ------------                   --------

Total(1)                              4,477                     $453,279,647                   100.00%
                                      =====                     ============                   ========

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                      % of Subgroup I
                     Number of                     Aggregate Remaining              Loans by Remaining
State                 Loans                        Principal Balance                 Principal Balance

Alabama                28                          $    1,855,447                       0.41%
Alaska                 12                               1,782,413                       0.39
Arizona                39                               3,444,131                       0.76
Arkansas                7                                 445,547                       0.10
California            929                             126,601,941                      27.93
Colorado              407                              43,467,444                       9.59
Connecticut             5                                 810,136                       0.18
Delaware                4                                 291,176                       0.06
Florida               191                              15,020,512                       3.31
Georgia                50                               5,316,951                       1.17
Hawaii                 36                               7,128,545                       1.57
Idaho                  86                               7,015,464                       1.55
Illinois              166                              17,285,377                       3.81
Indiana                78                               4,882,932                       1.08
Iowa                   59                               3,270,312                       0.72
Kansas                 41                               3,255,841                       0.72
Kentucky                7                                 396,106                       0.09
Louisiana              39                               3,342,018                       0.74
Maine                  28                               1,786,784                       0.39
Maryland               19                               2,122,134                       0.47
Massachusetts          59                               7,274,770                       1.61
Michigan              383                              33,848,761                       7.47
Minnesota             184                              16,536,184                       3.65
Mississippi            10                                 773,193                       0.17
Missouri              115                               8,003,293                       1.77
Montana                 7                                 893,799                       0.20
Nebraska               73                               4,838,960                       1.07
Nevada                180                              18,008,677                       3.97
New Hampshire           9                               1,079,109                       0.24
New Jersey             47                               4,998,496                       1.10
New Mexico             31                               2,985,319                       0.66
New York              126                              13,239,183                       2.92
North Carolina         13                               1,285,564                       0.28
North Dakota            6                                 479,514                       0.11
Ohio                   84                               5,876,407                       1.30
Oklahoma               30                               1,705,344                       0.38
Oregon                202                              21,379,142                       4.72
Pennsylvania           55                               3,427,043                       0.76
Rhode Island            2                                 137,391                       0.03
South Carolina         13                                 838,234                       0.19
South Dakota           10                                 765,200                       0.17
Tennessee              39                               3,466,909                       0.77
Texas                 240                              18,694,119                       4.12
Utah                  144                              15,168,790                       3.35
Virginia               17                               2,024,966                       0.45
Washington            108                              11,974,542                       2.64
Washington DC           2                                 108,657                       0.02
West Virginia           2                                 140,294                       0.03
Wisconsin              35                               2,570,929                       0.57
Wyoming                20                               1,235,648                       0.27
                   ------                            ------------                    -------
Total(1)            4,477                            $453,279,647                     100.00%
                   ======                            ============                    ========

(1) Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                                  % of Subgroup I
                            Number of               Aggregate Remaining            Loans by Remaining
Mortgage Rates               Loans                  Principal Balance              Principal Balance

 6.000%  to  6.499%             1                  $        69,680                     0.02%
 6.500%  to  6.999%             7                          895,015                     0.20
 7.000%  to  7.499%             5                          732,522                     0.16
 7.500%  to  7.999%           121                       16,662,556                     3.68
 8.000%  to  8.499%           138                       18,409,647                     4.06
 8.500%  to  8.999%           736                       94,493,458                    20.85
 9.000%  to  9.499%           401                       46,269,036                    10.21
 9.500%  to  9.999%         1,198                      123,983,859                    27.35
10.000%  to 10.499%           403                       38,262,413                     8.44
10.500%  to 10.999%           699                       60,127,934                    13.27
11.000%  to 11.499%           196                       15,375,291                     3.39
11.500%  to 11.999%           351                       23,434,494                     5.17
12.000%  to 12.499%           140                        9,026,800                     1.99
12.500%  to 12.999%            67                        4,876,824                     1.08
13.000%  to 13.499%            11                          533,065                     0.12
13.500%  to 13.999%             2                           99,079                     0.02
14.000%  to 14.499%             1                           27,975                     0.01
                           ------                     ------------                  --------

   Total(1)                 4,477                     $453,279,647                   100.00%
                           ======                     ============                  =========

---------------
(1)      Percentages may not add to 100% due to rounding.

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                                                     % of Subgroup I
                            Number of               Aggregate Remaining            Loans by Remaining
Months Remaining              Loans                  Principal Balance              Principal Balance

121 to 180                      11                    $    1,189,413                     0.26%
181 to 300                       2                           251,610                     0.06
301 to 360                   4,464                       451,838,624                    99.68
                             -----                    --------------                  --------

  Total(1)                   4,477                      $453,279,647                   100.00%
                             =====                    ==============                  ========

---------------
(1)   Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                              PRODUCT TYPE OF LOANS

                                                                                          % of Subgroup I
                                  Number of               Aggregate Remaining            Loans by Remaining
Product Type                        Loans                  Principal Balance              Principal Balance

2/28                                3,954                      $396,411,008                    87.45%
3/27                                  322                        31,800,038                     7.02
6 month-LIBOR                         201                        25,068,600                     5.53
                                    -----                     -------------                   --------

  Total(1)                          4,477                      $453,279,647                   100.00%
                                    =====                     =============                   ========

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                                         % of Subgroup I
Loan-to-                         Number of               Aggregate Remaining            Loans by Remaining
Value Ratio                       Loans                  Principal Balance              Principal Balance

50.00%       Less                  152                        $10,051,558                     2.22%
or
50.01%  to   55.00%                 57                          4,580,328                     1.01
55.01%  to   60.00%                126                         11,864,191                     2.62
60.01%  to   65.00%                229                         20,662,738                     4.56
65.01%  to   70.00%                489                         43,540,648                     9.61
70.01%  to   75.00%                642                         57,137,564                    12.61
75.01%  to   80.00%              1,438                        148,708,025                    32.81
80.01%  to   85.00%              1,093                        125,499,288                    27.69
85.01%  to   90.00%                251                         31,235,307                     6.89
                                ------                      -------------                 ---------

Total(1)                         4,477                      $453,279,647                    100.00%
                                ======                      =============                 ==========

---------------
(1)    Percentages may not add to 100% due to rounding.

                            LOAN PROGRAM OF THE LOANS

                                                                                        % of Subgroup I
                                Number of               Aggregate Remaining            Loans by Remaining
Program                          Loans                  Principal Balance              Principal Balance

Fast Trac                         209                   $    24,108,395                      5.32%
Full Documentation              3,425                       345,586,389                     76.24
Stated Income                     843                        83,584,864                     18.44
                                -----                   ---------------                    -------

  Total(1)                      4,477                      $453,279,647                    100.00%
                                =====                   ===============                    =======

---------------
(1)      Percentages may not add to 100% due to rounding.


                              PURPOSE OF THE LOANS

                                                                                          % of Subgroup I
                                  Number of               Aggregate Remaining           Loans by Outstanding
Purpose                            Loans                  Principal Balance              Principal Balance

  Purchase                         1,892                     $180,885,495                      39.91%
  Refinance - No Cash Out          1,005                      112,046,087                      24.72
  Refinance Equity Take-Out        1,580                      160,348,065                      35.38
                                   -----                     ------------                     ------

  Total(1)                         4,477                     $453,279,647                     100.00%
                                   =====                     ============                     =======

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                           RISK CATEGORY OF THE LOANS

                                                                              % of Subgroup I
                      Number of               Aggregate Remaining            Loans by Remaining
Risk Category          Loans                  Principal Balance              Principal Balance

A-                     2,040                      $228,185,982                    50.34%
B                        661                        71,029,419                    15.67
B-                       676                        65,537,169                    14.46
C                        751                        58,236,334                    12.85
D                        349                        30,290,743                     6.68
                       -----                      ------------                  --------

  Total(1)             4,477                      $453,279,647                   100.00%
                       =====                      ============                  ========

-------------
(1)      Percentages may not add to 100% due to rounding.


                           PROPERTY TYPES OF THE LOANS

                                                                                       % of Subgroup I
                                  Number of            Aggregate Remaining            Loans by Remaining
Property Type                       Loans               Principal Balance              Principal Balance

2 to 4 units                        185               $    18,642,605                       4.11%
Single Family                     4,292                   434,637,042                       95.89
                                  -----               ---------------                      ------

Total(1)                          4,477                  $453,279,647                      100.00%
                                  =====               ===============                      =======

---------------
(1)      Percentages may not add to 100% due to rounding.

                          OCCUPANCY STATUS OF THE LOANS

                                                                                        % of Subgroup I
                                 Number of               Aggregate Remaining            Loans by Remaining
Occupancy Status                   Loans                  Principal Balance              Principal Balance

Non-Owner Occupied                  304                     $  24,136,531                     5.33%
Owner Occupied                    4,155                       426,947,561                    94.19
Second Home                          18                         2,195,555                     0.48
                                  -----                     -------------                   --------

   Total(1)                       4,477                      $453,279,647                   100.00%
                                  =====                     =============                   ========

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

               MONTH AND YEAR OF NEXT RATE ADJUSTMENT OF THE LOANS

                                                             Aggregate             % of Subgroup I
Month and Year of Next          Number of                Remaining Principal       Loans by Remaining
Rate Adjustment                  Loans                        Balance              Principal Balance

July 1999                         61                     $    7,702,967                 1.70%
August 1999                       49                          6,273,037                 1.38
September 1999                    47                          5,885,276                 1.30
October 1999                      15                          1,955,088                 0.43
November 1999                      1                            119,129                 0.03
December 1999                     28                          3,133,105                 0.69
June 2000                          2                            164,712                 0.04
July 2000                          2                            165,004                 0.04
August 2000                        8                            669,416                 0.15
September 2000                    18                          1,408,613                 0.31
October 2000                      13                          1,024,137                 0.23
November 2000                     51                          5,413,191                 1.19
December 2000                    473                         48,640,149                10.73
January 2001                   1,132                        113,491,563                25.04
February 2001                    988                         99,861,866                22.03
March 2001                       974                         98,825,126                21.80
April 2001                       293                         26,747,231                 5.90
August 2001                        1                             58,211                 0.01
November 2001                     11                          1,053,918                 0.23
December 2001                     34                          3,015,042                 0.67
January 2002                      88                          9,499,740                 2.10
February 2002                    116                         11,158,570                 2.46
March 2002                        54                          5,469,146                 1.21
April 2002                        18                          1,545,411                 0.34
                                -----                       -----------              -------

Total(1)                       4,477                       $453,279,647               100.00%
                               =====                       ============              ========

---------------
(1)      Percentages may not add to 100% due to rounding.

                           GROSS MARGINS OF THE LOANS

                                                                                     % of Subgroup I
                              Number of               Aggregate Remaining            Loans by Remaining
Range of Margins               Loans                  Principal Balance              Principal Balance

4.000%  to  4.499%                 4                   $      365,097                    0.08%
4.500%  to  4.999%                 5                          510,483                    0.11
5.000%  to  5.499%                22                        2,076,178                    0.46
5.500%  to  5.999%               436                       44,245,915                    9.76
6.000%  to  6.499%               636                       61,932,900                   13.66
6.500%  to  6.999%             3,303                      336,811,245                   74.31
7.000%  to  7.499%                44                        4,312,586                    0.95
7.500%  to  7.999%                19                        2,018,617                    0.45
8.000%  to  8.499%                 3                          510,763                    0.11
8.500%  to  8.999%                 2                          149,357                    0.03
9.500%  +                          3                          346,507                    0.08
                              ------                     ------------                  -------


   Total(1)                    4,477                     $453,279,647                  100.00%
                               =====                     ============                  =======

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                         MAXIMUM LOAN RATES OF THE LOANS

                                                                                       % of Subgroup I
                               Number of               Aggregate Remaining            Loans by Remaining
Range of Maximum Rates          Loans                  Principal Balance              Principal Balance

12.000% to   12.499%                 1                    $       69,680                        0.02%
12.500% to   12.999%                 8                           971,836                        0.21
13.000% to   13.499%                 6                           904,604                        0.20
13.500% to   13.999%               115                        15,700,134                        3.46
14.000% to   14.499%               139                        18,647,851                        4.11
14.500% to   14.999%               733                        93,842,648                        20.70
15.000% to   15.499%               403                        46,726,229                        10.31
15.500% to   15.999%             1,191                       123,314,130                        27.21
16.000% to   16.499%               403                        38,643,787                         8.53
16.500% to   16.999%               685                        59,182,356                        13.06
17.000% to   17.499%               207                        16,223,533                         3.58
17.500% to   17.999%               362                        24,158,691                         5.33
18.000% to   18.499%               142                         9,312,264                         2.05
18.500% to   18.999%                66                         4,833,456                         1.07
19.000% to   19.499%                12                           578,026                         0.13
19.500% to   19.999%                 3                           142,447                         0.03
20.000% to   20.499%                 1                            27,975                         0.01
                                 -----                       -----------                      --------

Total(1)                         4,477                      $453,279,647                       100.00%
                                 =====                      ============                      ========

---------------
(1)      Percentages may not add to 100% due to rounding.


                         MINIMUM LOAN RATES OF THE LOANS

                                                                                  % of Subgroup I
                          Number of               Aggregate Remaining            Loans by Remaining
Range of Minimum Rates     Loans                  Principal Balance              Principal Balance

  6.000% to  6.499%             1                  $       69,680                     0.02%
  6.500% to  6.999%             8                         971,836                     0.21
  7.000% to  7.499%             6                         904,604                     0.20
  7.500% to  7.999%           121                      16,477,765                     3.64
  8.000% to  8.499%           140                      18,815,944                     4.15
  8.500% to  8.999%           733                      94,052,830                    20.75
  9.000% to  9.499%           402                      46,560,924                    10.27
  9.500% to  9.999%         1,195                     123,533,236                    27.25
10.000%  to 10.499%           405                      38,557,404                     8.51
10.500%  to 10.999%           691                      59,356,416                    13.10
11.000%  to 11.499%           203                      15,978,144                     3.53
11.500%  to 11.999%           350                      23,293,419                     5.14
12.000%  to 12.499%           141                       9,170,502                     2.02
12.500%  to 12.999%            67                       4,876,824                     1.08
13.000%  to 13.499%            11                         533,065                     0.12
13.500%  to 13.999%             2                          99,079                     0.02
14.000%  to 14.499%             1                          27,975                     0.01
                           ------                     -----------                  --------

   Total(1)                 4,477                    $453,279,647                   100.00%
                           ======                    ============                  =========

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                              GROUP A: SUBGROUP II

                ADJUSTABLE RATE NON-CONFORMING HOME EQUITY LOANS

Number of Loans:                                           1,264
Wgt. Avg. Contract Rate:                                   9.36%
Range of Rates:                                   6.99% - 12.99%
Wgt. Avg. Orig. Maturity:                          359.92 months
Wgt. Avg. Rem. Maturity:                           355.61 months
Avg. Rem. Princ. Balance:                               $201,834
Wgt. Avg. LTV:                                            78.55%
Wgt. Avg. Margin                                           6.79%
Wgt. Avg. Life Floor                                       9.36%
Wgt. Avg. Life Cap                                        15.36%


                  PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

                                                                                        % of Subgroup II Loans
Aggregate Original                Number of               Aggregate Original            by Original Principal
Principal Balance                   Loans                  Principal Balance                   Balance

$ 10,000.01 - $ 20,000.00               3                  $       46,280                    0.02%
$ 20,000.01 - $ 30,000.00              10                         280,875                    0.11
$ 30,000.01 - $ 40,000.00              33                       1,182,674                    0.46
$ 40,000.01 - $ 50,000.00              43                       1,919,825                    0.75
$ 50,000.01 - $ 60,000.00              82                       4,576,846                    1.79
$ 60,000.01 - $ 70,000.00              64                       4,185,840                    1.64
$ 70,000.01 - $ 80,000.00              42                       3,158,540                    1.24
$ 80,000.01 - $ 90,000.00              48                       4,095,444                    1.60
$ 90,000.01 - $100,000.00              58                       5,518,594                    2.16
$100,000.01 - $110,000.00              60                       6,292,128                    2.46
$110,000.01 - $120,000.00              46                       5,275,198                    2.06
$120,000.01 - $130,000.00              36                       4,528,728                    1.77
$130,000.01 - $140,000.00              36                       4,852,587                    1.90
$140,000.01 - $150,000.00              23                       3,350,300                    1.31
$150,000.01 - $160,000.00              31                       4,832,455                    1.89
$160,000.01 - $170,000.00              15                       2,492,520                    0.98
$170,000.01 - $180,000.00              23                       4,036,808                    1.58
$180,000.01 - $190,000.00              11                       2,036,050                    0.80
$190,000.01 - $200,000.00              22                       4,327,351                    1.69
$200,000.01 - $210,000.00              15                       3,067,415                    1.20
$210,000.01 - $220,000.00              16                       3,434,024                    1.34
$220,000.01 - $230,000.00              11                       2,501,889                    0.98
$230,000.01 - $240,000.00              12                       2,819,268                    1.10
$240,000.01 - $250,000.00              46                      11,300,510                    4.42
$250,000.01 - $350,000.00             291                      84,150,611                   32.90
$350,000.01 - $450,000.00             119                      46,833,041                   18.31
$450,000.01+                           68                      34,649,502                   13.55
                                    -----                    ------------                  --------

  Total(1)                          1,264                    $255,745,303                  100.00%
                                    =====                    ============                  ========

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                     CURRENT PRINCIPAL BALANCE OF THE LOANS

                                                                                    % of Subgroup II Loans
                                Number of               Aggregate Remaining         by Remaining Principal
Principal Balance                 Loans                  Principal Balance               Balance

$ 10,000.01 - $ 20,000.00            3                   $      46,222                    0.02%
$ 20,000.01 - $ 30,000.00           10                         280,500                    0.11
$ 30,000.01 - $ 40,000.00           33                       1,179,693                    0.46
$ 40,000.01 - $ 50,000.00           43                       1,915,161                    0.75
$ 50,000.01 - $ 60,000.00           83                       4,627,205                    1.81
$ 60,000.01 - $ 70,000.00           64                       4,185,714                    1.64
$ 70,000.01 - $ 80,000.00           42                       3,156,921                    1.24
$ 80,000.01 - $ 90,000.00           49                       4,186,696                    1.64
$ 90,000.01 - $100,000.00           58                       5,527,124                    2.17
$100,000.01 -                       58                       6,076,716                    2.38
$110,000.00
$110,000.01 -                       46                       5,262,658                    2.06
$120,000.00
$120,000.01 -                       36                       4,519,659                    1.77
$130,000.00
$130,000.01 -                       36                       4,840,214                    1.90
$140,000.00
$140,000.01 -                       24                       3,492,434                    1.37
$150,000.00
$150,000.01 -                       30                       4,670,390                    1.83
$160,000.00
$160,000.01 -                       15                       2,486,599                    0.98
$170,000.00
$170,000.01 -                       23                       4,026,001                    1.58
$180,000.00
$180,000.01 -                       11                       2,031,410                    0.80
$190,000.00
$190,000.01 -                       23                       4,516,777                    1.77
$200,000.00
$200,000.01 -                       14                       2,860,546                    1.12
$210,000.00
$210,000.01 -                       17                       3,646,622                    1.43
$220,000.00
$220,000.01 -                       10                       2,275,806                    0.89
$230,000.00
$230,000.01 -                       12                       2,811,803                    1.10
$240,000.00
$240,000.01 -                       50                      12,274,942                    4.81
$250,000.00
$250,000.01 -                      288                      83,301,504                   32.65
$350,000.00
$350,000.01 -                      119                      46,816,312                   18.35
$450,000.00
$450,000.01 +                       67                      34,102,096                   13.37
                                 -----                    ------------                 --------

   Total(1)                      1,264                    $255,117,725                  100.00%
                                 =====                    ============                 ==========

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                     % of Subgroup II
                    Number of                    Aggregate Remaining                Loans by Remaining
State                Loans                       Principal Balance                 Principal Balance

Alabama                 2                        $        81,111                          0.03%
Alaska                  1                                 58,787                          0.02
Arizona                16                              3,156,371                          1.24
California            524                            134,848,294                         52.86
Colorado              113                             20,032,992                          7.85
Florida                79                              8,791,674                          3.45
Georgia                11                              1,847,357                          0.72
Hawaii                 19                              3,529,411                          1.38
Idaho                  13                              2,082,670                          0.82
Illinois               45                              8,987,107                          3.52
Indiana                 4                                241,580                          0.10
Iowa                    2                                169,313                          0.07
Kansas                  4                                239,337                          0.09
Kentucky                1                                259,496                          0.10
Louisiana               4                              1,043,264                          0.41
Maine                   4                                744,337                          0.29
Maryland                3                                632,747                          0.25
Massachusetts          12                              2,398,818                          0.94
Michigan               30                              5,797,174                          2.27
Minnesota              31                              4,109,829                          1.61
Missouri                5                                646,526                          0.25
Montana                 1                                109,432                          0.04
Nebraska                4                                516,098                          0.20
Nevada                 77                             11,035,965                          4.33
New Jersey             20                              4,187,319                          1.64
New Mexico              5                                734,992                          0.29
New York               17                              5,006,547                          1.96
North Carolina         10                                767,032                          0.30
Ohio                    5                                822,563                          0.32
Oklahoma                1                                254,621                          0.10
Oregon                 35                              5,530,240                          2.17
Pennsylvania            5                              1,435,171                          0.56
South Carolina          9                                573,661                          0.23
Tennessee               6                                442,700                          0.17
Texas                  84                             12,580,583                          4.93
Utah                   20                              4,539,509                          1.78
Virginia                3                                335,191                          0.13
Washington             32                              5,673,046                          2.22
Wisconsin               3                                217,532                          0.09
Wyoming                 4                                657,334                          0.26
                    ------                         -------------                        -------

Total(1)            1,264                           $255,117,725                        100.00%
                    ======                         =============                        ========

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                       CURRENT MORTGAGE RATES OF THE LOANS

                                                                                        % of Subgroup II
                                Number of               Aggregate Remaining            Loans by Remaining
Range of Mortgage Rates          Loans                  Principal Balance              Principal Balance

 6.500% to  6.999%                  5                      $    1,261,481                    0.49%
 7.000% to  7.499%                 12                           2,986,288                    1.17
 7.500% to  7.999%                 45                          11,360,564                    4.45
 8.000% to  8.499%                 72                          19,895,775                    7.80
 8.500% to  8.999%                306                          73,077,234                   28.65
 9.000% to  9.499%                153                          32,419,007                   12.71
 9.500% to  9.999%                343                          69,305,338                   27.17
10.000% to 10.499%                110                          16,724,612                    6.56
10.500% to 10.999%                132                          16,662,673                    6.53
11.000% to 11.499%                 30                           3,781,975                    1.48
11.500% to 11.999%                 32                           5,276,437                    2.07
12.000% to 12.499%                 17                           1,370,672                    0.54
12.500% to 12.999%                  7                             995,667                    0.39
                                -----                        ------------                  --------
Total(1)                        1,264                        $255,117,725                  100.00%
                                ======                       ============                  =========

---------------
(1)      Percentages may not add to 100% due to rounding.

                    REMAINING MONTHS TO MATURITY OF THE LOANS

                                                                            % of Subgroup II
                          Number of          Aggregate Remaining            Loans by Remaining
Months Remaining           Loans             Principal Balance              Principal Balance

  61 to 120                     1            $        34,429                      0.01%
181 to 300                      2                    109,648                      0.04
301 to 360                  1,261                254,973,648                     99.94
                           -------           ---------------                    ------
Total(1)                    1,264            $   255,117,725                    100.00%
                          =======            ===============                    ======

---------------
(1)      Percentages may not add to 100% due to rounding.


                    ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                                                                       % of Subgroup II
Loan-to-                        Number of               Aggregate Remaining            Loans by Remaining
Value Ratio                      Loans                  Principal Balance              Principal Balance

50.00% or less                      23                   $     3,511,140                    1.38%
50.01% to 55.00%                    10                         2,202,505                    0.86
55.01% to 60.00%                    26                         5,372,775                    2.11
60.01% to 65.00%                    46                         9,401,637                    3.69
65.01% to 70.00%                   110                        19,091,500                    7.48
70.01% to 75.00%                   178                        36,804,754                   14.43
75.01% to 80.00%                   435                        82,574,481                   32.37
80.01% to 85.00%                   336                        75,672,928                   29.66
85.01% to 90.00%                   100                        20,486,006                    8.03
                               -------                   ---------------                   -----
Total(1)                         1,264                   $   255,117,725                  100.00%
                               =======                   ===============                   ======

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                            PRODUCT TYPE OF THE LOANS

                                                                                   % of Subgroup II
                          Number of            Aggregate Remaining                Loans by Remaining
Product Type               Loans               Principal Balance                  Principal Balance

2/28                       1,097                $   214,972,301                        84.26%
3/27                          81                     17,354,964                         6.80
Six-Month LIBOR               86                     22,790,459                         8.93
                          ------                ---------------                       --------
Total(1)                   1,264                $   255,117,725                       100.00%
                          ======                ===============                       ========

---------------
(1)      Percentages may not add to 100% due to rounding.


                            LOAN PROGRAM OF THE LOANS

                                                                                  % of Subgroup II
                           Number of               Aggregate Remaining            Loans by Remaining
Program                     Loans                  Principal Balance              Principal Balance

Fast Trac                     92                   $    23,359,484                    9.16%
Full Documentation           899                       180,616,368                   70.80
Stated Income                273                        51,141,872                   20.05
                          ------                    ---------------                 --------
Total(1)                   1,264                   $   255,117,725                  100.00%
                          ======                    ===============                 ========

---------------
(1)      Percentages may not add to 100% due to rounding.


                              PURPOSE OF THE LOANS

                                                                                          % of Subgroup II
                                   Number of               Aggregate Remaining            Loans by Remaining
Purpose                             Loans                  Principal Balance              Principal Balance

Purchase                              629                    $   106,358,953                      41.69%
Refinance - No Cash Out               253                         54,675,378                      21.43
Refinance Equity Take-Out             382                         94,083,395                      36.88
                                   ------                    ---------------

Total(1)                            1,264                    $   255,117,725                     100.00%
                                   ======                    ===============                     ========

---------------
(1)      Percentages may not add to 100% due to rounding.


                           RISK CATEGORY OF THE LOANS

                                                                                                       % of Subgroup II
                                  Number of               Aggregate Remaining            Loans by Remaining
Risk Category                       Loans                  Principal Balance              Principal Balance

A-                                   732                    $   162,797,396                        63.81%
B                                    173                         32,774,706                        12.85
B-                                   145                         26,688,475                        10.46
C                                    157                         21,266,214                         8.34
C-                                     1                            868,868                         0.34
D                                     56                         10,722,066                         4.20
                                   ------                    ---------------                     --------
Total(1)                           1,264                    $   255,117,725                       100.00%
                                   ======                    ===============                     ========

---------------
(1)   Percentages may not add to 100% due to rounding.


                           PROPERTY TYPES OF THE LOANS

                                                                                       % of Subgroup II
                                Number of               Aggregate Remaining            Loans by Remaining
Property Type                    Loans                  Principal Balance              Principal Balance

Single Family                      433                  $   143,503,746                     56.25%
2 to 4 units                        12                        5,104,088                      2.00
Condo                              353                       40,738,863                     15.97
Manufactured Home                  125                       10,541,209                      4.13
Townhouse                           11                          931,756                      0.37
PUD                                330                       54,298,063                     21.28
                                ------                  ---------------                   --------
Total(1)                         1,264                  $   255,117,725                    100.00%
                                ======                  ===============                   ========

---------------
(1)      Percentages may not add to 100% due to rounding.


                          OCCUPANCY STATUS OF THE LOANS

                                                                                               % of Subgroup II
                                    Number of               Aggregate Remaining                Loans by Remaining
Occupancy Status                      Loans                  Principal Balance                 Principal Balance

Owner Occupied                        1,169                   $   243,027,884                        95.26%
Non-Owner Occupied                       78                         9,087,797                         3.56
Second Home                              17                         3,002,044                         1.18
                                     ------                    ---------------                     --------
Total(1)                              1,264                   $   255,117,725                       100.00%
                                     ======                    ===============                     ========

---------------
(1)      Percentages may not add to 100% due to rounding.

          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

               MONTH AND YEAR OF NEXT RATE ADJUSTMENT OF THE LOANS

                                                              Aggregate                 % of Subgroup II
Month and Year of Next           Number of                Remaining Principal           Loans by Remaining
Rate Adjustment                    Loans                        Balance                  Principal Balance

July 1999                            24                      $     6,193,658                   2.43%
August 1999                          22                            5,771,632                   2.26
September 1999                       17                            5,214,998                   2.04
October 1999                         10                            2,921,684                   1.15
November 1999                         3                              619,734                   0.24
December 1999                        11                            2,937,621                   1.15
July 2000                             1                              647,848                   0.25
August 2000                           3                              509,907                   0.20
September 2000                        2                              653,793                   0.26
October 2000                          5                            1,447,965                   0.57
November 2000                        12                            2,980,978                   1.17
December 2000                       122                           22,350,485                   8.76
January 2001                        336                           68,131,956                  26.71
February 2001                       243                           47,199,004                  18.50
March 2001                          285                           56,811,097                  22.27
April 2001                           87                           13,370,400                   5.24
November 2001                         1                              264,453                   0.10
December 2001                        10                            2,640,512                   1.04
January 2002                         15                            3,407,348                   1.34
February 2002                        27                            6,666,934                   2.61
March 2002                           21                            3,172,795                   1.24
April 2002                            7                            1,202,922                   0.47
                                 ------                      ---------------                --------
Total                             1,264                      $   255,117,725                 100.00%
                                 ======                      ===============                ========

---------------
(1)      Percentages may not add to 100% due to rounding.


                           GROSS MARGINS OF THE LOANS

                                                                                           % of Subgroup II
                                   Number of               Aggregate Remaining            Loans by Remaining
Range of Margins                    Loans                  Principal Balance              Principal Balance

4.000% to 4.499%                        1                    $       228,962                      0.09%
4.500% to 4.999%                        3                            861,252                      0.34
5.000% to 5.499%                        4                            922,049                      0.36
5.500% to 5.999%                      113                         23,414,940                      9.18
6.000% to 6.499%                      141                         25,683,634                     10.07
6.500% to 6.999%                      985                        200,218,401                     78.48
7.000% to 7.499%                       12                          1,719,424                      0.67
7.500% to 7.999%                        2                          1,113,131                      0.44
8.000% to 8.499%                        1                            660,671                      0.26
8.500% to 8.999%                        1                            246,312                      0.10
9.500% +                                1                             48,950                      0.02
                                   ------                    ---------------                   --------
Total(1)                            1,264                    $   255,117,725                    100.00%
                                   ======                    ===============                   ========

---------------
(1)      Percentages may not add to 100% due to rounding.


          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                         MAXIMUM LOAN RATES OF THE LOANS

                                                                                          % of Subgroup II
                                  Number of               Aggregate Remaining            Loans by Remaining
Range of Maximum Rates              Loans                  Principal Balance              Principal Balance

12.500% to 12.999%                     5                     $     1,261,481                    0.49%
13.000% to 13.499%                    14                           3,533,597                    1.39
13.500% to 13.999%                    45                          11,189,501                    4.39
14.000% to 14.499%                    71                          19,750,809                    7.74
14.500% to 14.999%                   306                          73,462,357                   28.80
15.000% to 15.499%                   154                          32,491,433                   12.74
15.500% to 15.999%                   336                          67,336,677                   26.39
16.000% to 16.499%                   112                          17,171,192                    6.73
16.500% to 16.999%                   134                          17,444,389                    6.84
17.000% to 17.499%                    29                           3,675,747                    1.44
17.500% to 17.999%                    33                           5,327,975                    2.09
18.000% to 18.499%                    18                           1,476,900                    0.58
18.500% to 18.999%                     7                             995,667                    0.39
                                  ------                     ---------------                 --------
Total(1)                           1,264                     $   255,117,725                  100.00%
                                  ======                     ===============                 ========

---------------
(1)      Percentages may not add to 100% due to rounding.


                         MINIMUM LOAN RATES OF THE LOANS

                                                                                          % of Subgroup II
                                   Number of               Aggregate Remaining            Loans by Remaining
Range of Minimum Rates              Loans                  Principal Balance              Principal Balance

  6.500% to    6.999%                  5                     $     1,261,481                    0.49%
  7.000% to    7.499%                 14                           3,533,597                    1.39
  7.500% to    7.999%                 45                          11,189,501                    4.39
  8.000% to    8.499%                 71                          19,750,809                    7.74
  8.500% to    8.999%                306                          73,462,357                   28.80
  9.000% to    9.499%                154                          32,491,433                   12.74
  9.500% to    9.999%                340                          68,326,856                   26.78
 10.000% to    10.499%               111                          17,014,267                    6.67
 10.500% to    10.999%               132                          16,662,673                    6.53
 11.000% to    11.499%                30                           3,781,975                    1.48
 11.500% to    11.999%                32                           5,276,437                    2.07
 12.000% to    12.499%                17                           1,370,672                    0.54
 12.500% to    12.999%                 7                             995,667                    0.39
                                  ------                     ---------------                --------
Total(1)                           1,264                     $   255,117,725                  100.00%
                                  ======                     ===============                ========

---------------
(1)      Percentages may not add to 100% due to rounding.



          The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall he information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ssecurities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.